EXHIBIT 25.1


           THIS CONFORMING PAPER FORMAT DOCUMEMT IS BEING SUBMITTED PURSUANT TO RULE 901 (d) OF REGULATION S-T

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2      [  ]

                             ______________________

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


New York                                            13-5160382
(State of incorporation                            (I.R.S. employer
if not a U.S. national bank)                       identification no.)

48 Wall Street, New York, N.Y.                      10286
(Address of principal executive offices)           (Zip code)

                             ______________________


                        BANKUNITED FINANCIAL CORPORATION
               (Exact name of obligor as specified in its charter)


Florida                                             65-0377773
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

255 Alhambra Circle
Coral Gables, Florida                               33134
(Address of principal executive offices)           (Zip code)

                             ______________________

               Junior Subordinated Deferrable Interest Debentures
                       (Title of the indenture securities)


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



1.    General information.  Furnish the following information as to the Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

--------------------------------------------------------------------------------
                  Name                                        Address
--------------------------------------------------------------------------------

    Superintendent of Banks of the State of      2 Rector Street, New York,
    New York                                     N.Y.  10006, and Albany, N.Y.
                                                 12203

    Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                 N.Y.  10045

    Federal Deposit Insurance Corporation        Washington, D.C.  20429

    New York Clearing House Association          New York, New York   10005

      (b)      Whether it is authorized to exercise corporate trust powers.

      Yes.

2.    Affiliations with Obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.

16.   List of Exhibits.

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

                                      -2-
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      6.       The consent of the Trustee required by Section 321(b) of the Act.
               (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE



      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 10th day of March, 1997.


                                             THE BANK OF NEW YORK



                                             By:   /S/MARY LAGUMINA
                                                 --------------------------
                                                 Name:  MARY LAGUMINA
                                                 Title: ASSISTANT VICE PRESIDENT

                                                                     EXHIBIT 7



                        Consolidated Report of Condition
                              THE BANK OF NEW YORK
                       of 48 Wall Street, New York 10286
                     And Foreign and Domestic Subsidiaries

a member of the Federal Reserve System, at the close of business September 30, 1996, published in accordance with a call made by the Federal Reserve Bank of this Director pursuant to the provisions of the Federal Rreserve Act.



ASSETS                                                                     Dollar Amounts
                                                                            in Thousands

Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coins........................4,404,522
   Interest-bearing balances....................................................732,833
Securities:
   Held-to-maturity securities................................................  789,964
   Available-for-sale securities..............................................2,005,509
Federal funds sold in domestic offices of the bank:
   Federal funds sold.........................................................3,364,838
Loans and lease financing receivables:
   Loans and leases, net of unearned income. . . . . . .28,728,602
   LESS:  Allowance for loan and lease losses. . . . . .   584,525
   LESS:  Allocated transfer risk reserve. . . . . . . .       429
   Loans and leases, net of unearned income, allowance, and reserve..........28,143,648
Assets held in trading accounts...............................................1,004,242
Premises and fixed assets (including capitalized leases)........................605,668
Other real estate owned..........................................................41,238
Investments in unconsolidated subsidiaries and associated companies.............205,031
Customers' liability to this bank on acceptances outstanding....................949,154
Intangible assets...............................................................490,524
Other assets..................................................................1,305,839
                                                                            -----------
Total assets................................................................$44,043,010
                                                                            ===========

                                                                        CONTINUED ON NEXT PAGE
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LIABILITIES

Deposits:
In domestic offices..........................................................$20,441,318
          Noninterest-bearing . . . . . . . .   8,158,472
          Interest-bearing. . . . . . . . . .  12,282,846
In foreign offices, Edge and Agreement subsidiaries and IBF's................$11,710,903
          Noninterest-bearing . . . . . . . .      46,182
          Interest-bearing. . . . . . . . . .  11,664,721
Federal funds sold in domestic offices of the bank:
   Federal funds purchased.....................................................1,565,288
Demand notes issued to the U.S. Treasury.........................................293,186
Trading liabilities..............................................................826,856
Other borrowed money:
   With original maturity of one year or less..................................2,103,443
   With original maturity of more than one year...................................20,766
Bank's liability on acceptances executed and outstanding.........................951,116
Subordinated notes and debentures..............................................1,020,400
Other liabilities..............................................................1,522,884
                                                                             -----------
Total liabilities.............................................................40,456,160
                                                                             ===========


EQUITY CAPITAL

Common Stock.....................................................................942,284
Surplus..........................................................................525,666
Undivided profits and capital reserves.........................................2,129,376
Net unrealized holding gains (losses) on available-for-sale securities............(2,073)
Cumulative foreign currency translation adjustments...............................(8,403)
                                                                             -----------
Total equity capital...........................................................3,586,850
                                                                             -----------
Total liabilities and equity capital.........................................$44,043,010
                                                                             ===========

     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief

                                                       Robert E. Keilman

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instuctions issued by the Board of Governors of the Federal Reserve System and is true and correct

J Carter Bacot      )
Thomas R Renyt      )         Directors
Alan R. Griffith    )